Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
BUSINESS COMBINATIONS
NOTE 2 — BUSINESS COMBINATIONS

Silicon Valley Bridge Bank Acquisition
FCB completed the SVBB Acquisition on the SVBB Acquisition Date and acquired substantially all loans and certain other assets and assumed all customer deposits and certain other liabilities of SVBB in an FDIC-assisted transaction.

BancShares has determined that the SVBB Acquisition constitutes a business combination as defined by the ASC Topic 805, Business Combinations. Accordingly, the assets acquired and liabilities assumed are presented at their estimated fair values based on preliminary valuations as of March 27, 2023. The determination of estimated fair values required management to make certain estimates about discount rates, future expected cash flows, market conditions at the time of the SVBB Acquisition and other future events that are highly subjective in nature and may require adjustments.

FCB and the FDIC are awaiting conclusion of the customary final settlement process which could impact the fair value of certain other assets acquired and other liabilities assumed. We continue to review information relating to events or circumstances existing at the SVBB Acquisition Date that could impact the preliminary fair value estimates. Until management finalizes its fair value estimates for the acquired assets and assumed liabilities, the preliminary gain on acquisition can be updated for a period not to exceed one year following the SVBB Acquisition Date (the “Measurement Period”). We believe the preliminary fair value estimates of assets acquired and liabilities assumed, including the effects of Measurement Period adjustments, provide a reasonable basis for determining the preliminary fair values. The fair value measurements of certain other assets and liabilities are preliminary as we identify and assess information regarding the nature of these assets and liabilities and review the associated valuation assumptions and methodologies. The tax treatment of FDIC-assisted acquisitions is complex and subject to interpretations that may result in future adjustments of deferred taxes as of the SVBB Acquisition Date. As such, the amounts recorded for tax assets and liabilities are considered provisional as we continue to evaluate the nature and extent of permanent and temporary differences between the book and tax bases of the acquired assets and liabilities assumed, as well as the tax impact on the preliminary gain on acquisition.

Pursuant to the terms of the SVBB Purchase Agreement, FCB acquired assets with an estimated total fair value of approximately $107.54 billion as of the SVBB Acquisition Date, primarily including $68.47 billion of loans, net of the initial ALLL for PCD loans, and $35.31 billion of cash and interest-earning deposits at banks. FCB also assumed liabilities with an estimated total fair value of approximately $61.42 billion, primarily including $56.01 billion of customer deposits. The deposits were acquired without a premium and the assets were acquired at a discount of approximately $16.45 billion pursuant to the terms of the SVBB Purchase Agreement. Further details regarding the fair values of the acquired assets and assumed liabilities are provided in the “Fair Value Purchase Price Allocation” table below.

In connection with the SVBB Purchase Agreement, FCB also entered into a commercial shared loss agreement with the FDIC (the “Shared-Loss Agreement”). The Shared-Loss Agreement covered an estimated $60 billion of commercial loans (collectively, the “Covered Assets”) at the time of acquisition. The FDIC will reimburse FCB for 0% of losses of up to $5 billion with respect to Covered Assets and 50% of losses in excess of $5 billion with respect to Covered Assets (“FDIC Loss Sharing”) and FCB will reimburse the FDIC for 50% of recoveries related to such Covered Assets (“FCB reimbursement”). The Shared-Loss Agreement provides for FDIC Loss Sharing for five years and FCB reimbursement for eight years. The Shared-Loss Agreement extends to loans funded within one year of the SVBB Acquisition Date that were unfunded commitments to loans at the SVBB Acquisition Date. If certain conditions are met pursuant to the Shared-Loss Agreement, FCB has agreed to pay to the FDIC, 45 days after March 31, 2031 (or, if earlier, the time of disposition of all acquired assets pursuant to the Shared-Loss Agreement), a true-up amount up to $1.5 billion calculated using a formula set forth in the Shared-Loss Agreement. As noted below, preliminary estimates indicate there is no material value to attribute to the loss indemnification asset or true-up liability.
In connection with the SVBB Acquisition, FCB issued a five-year $35 billion note payable to the FDIC (the “Original Purchase Money Note”), and entered into binding terms and conditions for an up to $70 billion line of credit provided by the FDIC for related risks and liquidity purposes (the “Initial Liquidity Commitment”). At such time, FCB and the FDIC agreed to negotiate additional terms and documents augmenting and superseding the Original Purchase Money Note and Initial Liquidity Commitment, and on November 20, 2023, FCB and the FDIC entered into new financing agreements for those purposes. On November 20, 2023, the Original Purchase Money Note was amended and restated, dated as of March 27, 2023 and maturing March 27, 2028 (the “Purchase Money Note”), adjusting the principal amount to approximately $36.07 billion. FCB and the FDIC, as lender and as collateral agent, also entered into an Advance Facility Agreement, dated as of March 27, 2023, and effective as of November 20, 2023 (the “Advance Facility Agreement”), providing total advances available through March 27, 2025 of up to $70 billion (subject to the limits described below) solely to provide liquidity to offset deposit withdrawal or runoff of former SVBB deposit accounts and to fund the unfunded commercial lending commitments acquired in the SVBB Acquisition. Borrowings outstanding under the Advance Facility Agreement are limited to an amount equal to the value of loans and other collateral obtained from SVBB plus the value of any other unencumbered collateral agreed by the parties to serve as additional collateral, reduced by the amount of principal and accrued interest outstanding under the Purchase Money Note and the accrued interest on the Advance Facility Agreement. Interest on any outstanding principal amount accrues at a variable rate equal to the three-month weighted average of the Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 25 basis points (but in no event less than 0.00%). Obligations of FCB under the Advance Facility Agreement are subordinated to its obligations under the Purchase Money Note. See Pledged Assets section in Note 4—Loans and Leases.

Purchase Price Consideration for the SVBB Acquisition
As consideration for the SVBB Acquisition, FCB issued the Purchase Money Note with a principal amount of $36.07 billion (fair value of $35.81 billion). FCB pledged specified assets as collateral security for the Purchase Money Note and the Advance Facility Agreement, including loans purchased from the FDIC as receiver to SVBB, the related loan documents and collections, accounts established for collections and disbursements, any items credited thereto, such additional collateral (if any) as the parties may agree to in future, and proceeds thereof. The interest rate on the Purchase Money Note accrues at a rate of 3.50% per annum. There are no scheduled principal payments under the Purchase Money Note. FCB may voluntarily prepay principal under the Purchase Money Note without premium or penalty, twice per month. The principal amount of the Purchase Money Note is based on the carrying value of net assets acquired less the asset discount of $16.45 billion pursuant to the terms of the SVBB Purchase Agreement.

In addition, as part of the consideration for the SVBB Acquisition, BancShares issued a Cash Settled Value Appreciation Instrument to the FDIC (the “Value Appreciation Instrument”) in which FCB agreed to make a cash payment to the FDIC equal to the product of (i) 5 million and (ii) the excess amount by which the average volume weighted price of one share of Class A common stock, over the two Nasdaq trading days immediately prior to the date on which the Value Appreciation Instrument is exercised exceeds $582.55; provided that the settlement amount does not exceed $500 million. The Value Appreciation Instrument was exercisable by the holder thereof, in whole or in part, from and including March 27, 2023 to April 14, 2023. The FDIC exercised its right under the Value Appreciation Instrument on March 28, 2023 and a $500 million payment was made on April 4, 2023.
The following table provides the purchase price allocation to the identifiable assets acquired and liabilities assumed at their estimated fair values as of the SVBB Acquisition Date.

Fair Value Purchase Price Allocation

dollars in millions	Fair Value Purchase Price Allocation as of March 27, 2023
Purchase price consideration
Purchase Money Note (1)	$35,808
Value Appreciation Instrument	500
Purchase price consideration	$36,308
Assets
Cash and due from banks	$1,310
Interest-earning deposits at banks	34,001
Investment securities available for sale	385
Loans and leases, net of the initial PCD ALLL	68,468
Affordable housing tax credit and other unconsolidated investments	1,273
Premises and equipment	308
Core deposit intangibles	230
Other assets	1,564
Total assets acquired	$107,539
Liabilities
Deposits	$56,014
Borrowings	10
Deferred tax liabilities	3,364
Other liabilities	2,035
Total liabilities assumed	$61,423
Fair value of net assets acquired	46,116
Preliminary gain on acquisition, after income taxes (2)	$9,808
Preliminary gain on acquisition, before income taxes (2)	$13,172
(1) The principal amount of the Purchase Money Note is the carrying value of net assets acquired of approximately $52.52 billion less the asset discount of $16.45 billion pursuant to the SVBB Purchase Agreement. The $35.81 billion above is net of a fair value discount of approximately $264 million.
(2) The difference between the preliminary gain on acquisition before and after taxes reflects the deferred tax liabilities recorded in the SVBB Acquisition, as presented above.

The preliminary gain on acquisition of $9.81 billion, net of income taxes of $3.36 billion, included in noninterest income represents the excess of the fair value of net assets acquired over the purchase price.

The following is a description of the methods used to determine the estimated fair values of the Purchase Money Note and significant assets acquired and liabilities assumed, as presented above.

Purchase Money Note
The fair value of the Purchase Money Note was estimated based on the income approach, which includes: (i) projecting cash flows over a certain discrete projection period and (ii) discounting those projected cash flows to present value at a rate of return that considers the relative risk of the cash flows and the time value of money.

Cash and interest-earning deposits at banks
For financial instruments with a short-term or no stated maturity, prevailing market rates and limited credit risk, carrying amounts approximate fair value.

Investment securities
Fair values for securities are based on quoted market prices, where available. If quoted market prices are not available, fair value estimates are based on observable inputs including quoted market prices for similar instruments, quoted market prices that are not in an active market or other inputs that are observable in the market. In the absence of observable inputs, fair value is estimated based on pricing models and/or discounted cash flow methodologies.
Loans
Fair values for loans were based on a discounted cash flow methodology that considered factors including the type of loan and related collateral, classification status, fixed or variable interest rate, remaining term of loan, credit quality ratings or scores, amortization status and current discount rate. Loans with similar risk characteristics were pooled together and treated in aggregate when applying various valuation techniques. The discount rates used for loans were based on an evaluation of current market rates for new originations of comparable loans and required rates of return for market participants to purchase similar assets, including adjustments for liquidity and credit quality when necessary.

BancShares’ accounting methods for acquired Non-PCD and PCD loans and leases are discussed in Note 1—Significant Accounting Policies and Basis of Presentation. The following table presents the UPB and fair value of the loans and leases acquired by BancShares in the SVBB Acquisition as of the SVBB Acquisition Date. The fair value of Non-PCD loans and leases was $66.42 billion, compared to the UPB of $68.72 billion, resulting in a discount of $2.30 billion that will be accreted into income over the contractual life of the applicable loan using the effective interest method.

Loans and Leases Acquired

dollars in millions	Loans and Leases
	UPB	Fair Value
Non-PCD loans and leases	$68,719	$66,422
PCD loans and leases	2,568	2,046
Total loans and leases, before PCD gross-up	$71,287	$68,468

The following table summarizes PCD loans and leases that BancShares acquired in the SVBB Acquisition.

PCD Loans and Leases

dollars in millions	Total PCD Loans from SVBB Acquisition
UPB	$2,568
Fair value	2,046
Total fair value discount	522
Less: discount for loans with $0 fair value at SVBB Acquisition Date	26
Less: PCD gross-up	220
Non-credit discount (1)	$276
(1) The non-credit discount of $276 million will be accreted into income over the contractual life of the applicable loan using the effective interest method.

Affordable housing tax credit investments
The fair values of the affordable housing tax credit investments were determined based on discounted cash flows. The cash flow projections considered tax credits and net cash flows from operating losses and tax depreciation. The discount rate was determined using observable market data points for similar investments.

Premises and equipment
Fair values for furniture and fixtures, computer software and other equipment were determined using the cost approach.

Core deposit intangibles
The following table presents the intangible asset recorded related to the valuation of core deposits:

Intangible Asset

dollars in millions	Fair Value	Estimated Useful Life	Amortization Method
Core deposit intangibles	$230	8 years	Effective yield
Certain core deposits were acquired as part of the SVBB Acquisition, which provide an additional source of funds for BancShares. The core deposit intangible represents the costs saved by BancShares by acquiring the core deposits rather than sourcing the funds elsewhere. This intangible was valued using the after tax cost savings method under the income approach. This method estimates the fair value by discounting to present value the favorable funding spread attributable to the core deposit balances over their estimated average remaining life. The valuation considered a dynamic approach to interest rates and alternative cost of funds. The favorable funding spread is calculated as the difference in the alternative cost of funds and the net deposit cost. Refer to further discussion in Note 8—Goodwill and Core Deposit Intangibles.
Other assets
The following table details other assets acquired:

Other Assets

dollars in millions	Fair Value
Accrued interest receivable	$431
Federal Home Loan Bank stock and Federal Reserve Bank stock	320
Fair value of derivative financial instruments	458
Other	355
Total other assets	$1,564

The fair values of the derivative assets in the table above and derivative liabilities in the table below were valued using prices of financial instruments with similar characteristics and observable inputs. The fair value of accrued interest receivable and the remaining other assets was determined to approximate book value. Refer to further discussion in Note 14—Derivative Financial Instruments and Note 16—Fair Value.
Deposits
Acquired deposits were essentially all transactional deposits. Thus, we determined carrying amounts approximate fair value.

Deferred tax liability
The SVBB Acquisition is an asset acquisition for tax purposes and is therefore considered a taxable transaction. The deferred tax liability for the SVBB Acquisition was calculated by applying FCB’s deferred tax rate to the book and tax basis differences on the SVBB Acquisition Date for acquired assets and assumed liabilities. Deferred taxes were not recorded for the affordable housing tax credit investments in accordance with the proportional amortization method.

Other liabilities
The following table details other liabilities assumed:

dollars in millions	Fair Value
Commitments to fund tax credit investments	$715
Fair value of derivative financial instruments	497
Reserve for off-balance sheet credit exposures	253
Accrued interest payable	109
Other	461
Total other liabilities	$2,035

The fair value of the liability representing our commitment for future capital contributions to the affordable housing tax credit investments was determined based on discounted cash flows. Projected cash flows for future capital contributions were discounted at a rate that represented FCB’s cost of debt.

Shared-Loss Agreement Intangibles
Preliminary estimates indicate there is no material value to attribute to the loss indemnification asset or true-up liability. This is primarily based on evaluation of historical loss experience and the credit quality of the portfolio.

Pro Forma Information - SVBB Acquisition
SVBB was only in operation from March 10 to March 27, 2023 and does not have historical financial information on which we could base pro forma information. Additionally, we did not acquire all assets or assume all liabilities of SVBB and an essential part of the SVBB Acquisition is the federal assistance governed by the SVBB Purchase Agreement and Shared-Loss Agreement, which is not reflected in the previous operations of SVBB. Therefore, it is impracticable to provide unaudited pro forma information on revenues and earnings for the SVBB Acquisition in accordance with ASC 805-10-50-2.

Net interest income, noninterest income and net income of $1.95 billion, $478 million and $530 million, respectively, related to operations acquired in the SVBB Acquisition were included in BancShares’ Consolidated Statement of Income from the SVBB Acquisition Date through December 31, 2023.
CIT Group Inc.
BancShares completed the CIT Merger on the CIT Merger Date. Pursuant to the CIT Merger Agreement, each share of CIT common stock, par value $0.01 per share (“CIT Common Stock”), issued and outstanding, except for certain shares of CIT Common Stock owned by CIT or BancShares, was converted into the right to receive 0.062 shares of Class A common stock, plus cash in lieu of fractional shares of Class A common stock. The Parent Company issued approximately 6.1 million shares of Class A common stock in connection with the consummation of the CIT Merger.

The CIT Merger has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed were recorded at their estimated fair values as of the CIT Merger Date. The following table provides the purchase price allocation to the identifiable assets acquired and liabilities assumed at their estimated fair values as of the CIT Merger Date:

Fair Value Purchase Price Allocation

dollars in millions, except shares issued and price per share	Fair Value Purchase Price Allocation as of January 3, 2022
Common share consideration
Shares of Class A common stock issued	6,140,010
Price per share on January 3, 2022	$859.76
Common stock consideration	$5,279
Preferred stock consideration	541
Stock-based compensation consideration	81
Cash in lieu of fractional shares and other consideration paid	51
Purchase price consideration	$5,952
Assets
Cash and interest-earning deposits at banks	$3,060
Investment securities	6,561
Assets held for sale	59
Loans and leases	32,714
Operating lease equipment	7,838
Bank-owned life insurance	1,202
Intangible assets	143
Other assets	2,198
Total assets acquired	$53,775
Liabilities
Deposits	$39,428
Borrowings	4,536
Credit balances of factoring clients	1,534
Other liabilities	1,894
Total liabilities assumed	$47,392
Fair value of net assets acquired	6,383
Gain on acquisition	$431

BancShares recorded a gain on acquisition of $431 million in noninterest income, representing the excess of the fair value of net assets acquired over the purchase price. The gain on acquisition was not taxable.

The following is a description of the methods used to determine the estimated fair values of significant assets acquired and liabilities assumed as presented above.

Cash and interest-earning deposits at banks
For financial instruments with a short-term or no stated maturity, prevailing market rates and limited credit risk, carrying amounts approximate fair value.

Investment securities
Fair values for investment securities were based on quoted market prices, where available. If quoted market prices were not available, fair value estimates were based on observable inputs including quoted market prices for similar instruments, quoted market prices that are not in an active market or other inputs that are observable in the market. In the absence of observable inputs, fair value was estimated based on pricing models and/or discounted cash flows methodologies.
Assets held for sale and loans and leases
Fair values for loans were based on a discounted cash flow methodology that considered factors including the type of loan and related collateral, fixed or variable interest rate, remaining term, credit quality ratings or scores, amortization status and current discount rate. Selected larger, impaired loans were specifically reviewed to evaluate credit risk. Loans with similar risk characteristics were pooled together when applying various valuation techniques. The discount rates used for loans were based on an evaluation of current market rates for new originations of comparable loans and required rates of return for market participants to purchase similar assets, including adjustments for liquidity and credit quality when necessary.

BancShares’ accounting methods for acquired loans and leases are discussed in Note 1—Significant Accounting Policies and Basis of Presentation. The following table presents the UPB and fair value of the loans and leases acquired by BancShares in the CIT Merger. The UPB for PCD loans and leases includes the PCD Gross-Up of $272 million as discussed further in Note 4 — Loans and Leases.

Loans Acquired

dollars in millions	Loans and Leases
	UPB	Fair Value
Non-PCD loans and leases	$29,542	$29,481
PCD loans and leases	3,550	3,233
Total loans and leases	$33,092	$32,714

Operating Lease Equipment
Operating lease equipment were comprised of two sub-groups: rail and non-rail equipment. Fair values for both were based on the cost approach where market values were not available. The sales approach was used to value rail assets where market information was available, or when replacement cost less depreciation was lower than the current market value. An intangible liability was recorded for net below market lease contracts rental rates, for which fair value was estimated using the income approach and market lease rates and other key inputs.

A discount was recorded for operating lease equipment, which includes railcars, locomotives and other equipment, to reduce it to fair value. This adjustment will reduce depreciation expense over the remaining useful lives of the equipment on a straight-line basis. The intangible liability (see Note 8—Goodwill and Core Deposit Intangibles) will be amortized, thereby increasing rental income (a component of noninterest income) over the remaining term of the lease agreements on a straight-line basis.

Bank Owned Life Insurance
The fair values of BOLI policies were determined by the policy administrator and calculated based on the net present value of investment cash flows. Expected premium payments, death benefits and expected mortality were considered in the net present value calculation. Based upon the administrator’s analysis and management’s review of the analysis, fair value was determined to equate to book value as of the merger date.

Intangible assets
The following table presents the intangible asset recorded in conjunction with the CIT Merger related to the valuation of core deposits:

Intangible Assets

dollars in millions	Fair Value	Estimated Useful Life	Amortization Method
Core deposit intangibles	$143	10 years	Straight-line
Certain core deposits were acquired as part of the CIT Merger, which provide an additional source of funds for BancShares. The core deposit intangibles represent the costs saved by BancShares by acquiring the core deposits rather than sourcing the funds elsewhere. This intangible was valued using the income approach, after-tax cost savings method. This method estimates the fair value by discounting to present value the favorable funding spread attributable to the core deposit balances over their estimated average remaining life. The favorable funding spread is calculated as the difference in the alternative cost of funds and the net deposit cost. Refer to Note 8—Goodwill and Core Deposit Intangibles for further discussion.
Other assets
The following table details other assets acquired:

Other Assets

dollars in millions	Fair Value
Low-income housing tax credits and other investments	$777
Right of use assets	327
Premises and equipment	230
Fair value of derivative financial instruments	209
Counterparty receivables	133
Other	522
Total other assets	$2,198
The fair value of the investments in unconsolidated entities was valued using the income approach.

The ROU asset associated with real estate operating leases were measured at the same amount as the lease liability as adjusted to reflect favorable or unfavorable terms of the lease when compared with market terms. The lease liability was measured at the present value of the remaining lease payments, as if the acquired lease were a new lease of the acquirer at the acquisition date and using BancShares incremental borrowing rate. The lease term was determined for individual leases based on management’s assessment of the probability of exercising the existing renewal, termination and/or purchase option.

Fair values for property, including leasehold improvements, furniture and fixtures, computer software and other digital equipment were determined using the cost approach. Certain tangible assets that are expected to be sold in the short term were reported at net book value. Real estate property, such as land and buildings, was valued using the sales comparison approach, where sales of comparable properties are adjusted for differences to estimate the value of each subject property.

The fair values of the derivative financial instruments, as well as counterparty receivables, were valued using prices of financial instruments with similar characteristics and observable inputs.

Deposits
The fair values for time deposits were estimated using a discounted cash flow analysis whereby the contractual remaining cash flows were discounted using market rates currently being offered for time deposits of similar maturities. For transactional deposits, carrying amounts approximate fair value.

Borrowings
In connection with the CIT Merger, BancShares assumed the outstanding borrowings of CIT. The fair values of borrowings were estimated based on readily observable prices using reliable market sources.

Credit balances of Factoring Clients
Credit balance amounts represent short-term payables that are tied to the factoring receivables. Due to the short-term nature of these payables and given that amounts are settled at book value, it was determined that the carrying value is equivalent to fair value.

Other Liabilities
Other liabilities include items such as accounts payable and accrued liabilities, lease liabilities, current and deferred taxes, commitments to fund tax credit investments and other miscellaneous liabilities. The fair value of lease liabilities was measured using the present value of remaining lease payments, using BancShares’ discount rate at the merger date. The fair value of the remaining liabilities was determined to approximate book value. For all accrued liabilities and accounts payable, it was determined that the carrying value equals book value.

Unaudited Pro Forma Information
The amount of interest income, noninterest income and net income of $1.75 billion, $1.24 billion and $587 million, respectively, attributable to the acquisition of CIT were included in BancShares’ Consolidated Statement of Income for the year ended December 31, 2022. CIT’s interest income, noninterest income and net income noted above reflect management’s best estimates, based on information available at the reporting date.
The following table presents certain unaudited pro forma financial information for illustrative purposes only, for the year ended December 31, 2022 and 2021 as if CIT had been acquired on January 1, 2021. The unaudited estimated pro forma information combines the historical results of CIT and BancShares and includes certain pro forma adjustments. The key pro forma adjustments relate to the following items that were recognized in BancShares Consolidated Statement of Income for the year ended December 31, 2022, but were reflected in 2021 for the pro forma financial information: (i) provision for credit losses of $513 million related to the Non-PCD loans and leases and unfunded commitments; (ii) acquisition-related expenses of $231 million; (iii) estimated purchase accounting adjustment accretion and amortization related to fair value adjustments and intangibles associated with the CIT Merger; and (iv) $431 million gain on acquisition. BancShares expects to achieve operating cost savings and other business synergies as a result of the acquisition that are not reflected in the pro forma amounts that follow. The pro forma information should not be relied upon as being indicative of the historical results of operations that would have occurred had the acquisition taken place on January 1, 2021. Actual results may differ from the unaudited pro forma information presented below and the differences could be significant.

Selected Unaudited Pro Forma Financial Information for Consolidated BancShares

dollars in millions	Year Ended December 31,
	2022	2021
Interest income	$3,413	$2,867
Noninterest income	1,705	2,537
Net income	1,225	1,497